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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported):  JUNE 13, 1996
                                                           -------------


                        NORTHSTAR HEALTH SERVICES, INC.
                        -------------------------------
             (Exact name of registrant as specified in its charter)


      DELAWARE                     0-21752                      25-1697152
      --------                     -------                      ----------
   (State or other               (Commission                  (IRS Employer
    jurisdiction                     File                    Identification
  of incorporation)                 Number)                      Number)


665 PHILADELPHIA STREET, INDIANA, PENNSYLVANIA                     15701
- - ----------------------------------------------                     -----
  (Address of principal executive officers)                      (ZIP Code)


        Registrant's telephone number, including area code: 412-349-7500
                                                            ------------

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ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.
        ---------------------------------------------

         Effective June 13, 1996, the Registrant has engaged Arthur Andersen LLP as independent auditors to audit the Registrant's financial statements for fiscal 1995. During Registrant's two most recent fiscal years and subsequent interim period, neither the Registrant nor any person acting on behalf of the Registrant consulted Arthur Andersen LLP regarding (i) either: the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv)(A) of Regulation S-B, Item 304, and the related instructions) or a reportable event (as described in paragraph (a)(1)(iv)(B) of Regulation S-B, Item 304); provided however, that in March 1996, Arthur Andersen LLP was engaged by a special counsel retained by the Company to investigate matters arising out of the resignation of the Company's former independent auditors, KPMG Peat Marwick LLP. In regular course of such engagement and as a necessary component of the investigation, there have been numerous discussions between the Company and investigatory personnel employed by Arthur Andersen LLP regarding a variety of matters, some of which may have been regarding the application of accounting principles to completed transactions, the type of audit opinion that might be rendered, or the advice given to the Company by its former independent auditors KPMG Peat Marwick LLP.

The Company has requested Arthur Andersen LLP to review the disclosure provided herein and has provided such firm the opportunity to furnish it with a letter addressed to the Securities and Exchange Commission containing any new information, clarification of the Company's expression of its views, or the respects in which it does not agree with the statements made in response to this item.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        NORTHSTAR HEALTH SERVICES, INC.
                                        (Registrant)


Date: June 20, 1996                     By:       /s/ LISA S. GUARINO
                                           ----------------------------------
                                                     Lisa S. Guarino
                                                 Executive Vice President,
                                                  Chief Financial Officer
                                                  Treasurer and Secretary



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